Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
26.	Subsequent Events

On January 14, 2026, the Company granted RSUs to purchase a total of 990,000,000 Class A ordinary shares, par value US$0.0001 per share, to certain of our employees under our 2025 Plan, which RSUs have fully vested.

On February 11, 2026, the Company entered into a securities purchase agreement with several purchasers for the issuance and sale of an aggregate of 20,000,000 of the Company’s American Depositary Shares, each representing 900 Class A ordinary shares with par value US$0.0001 per share of the Company, at a purchase price of $0.494 per ADS in a registered direct offering. The Transaction has been closed on February 12, 2026. The gross proceeds from the offering, before deducting the offering expenses payable by the Company, are expected to be approximately $9.88 million, among which $4.39 million gross proceeds has been received subsequently as of the date of this filing.